Exhibit 10.131(W)

AMENDMENT NUMBER 1 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT

(FIARC)

THIS AMENDMENT NUMBER 1 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of October 11, 2006 (this “Amendment”), is entered into by and among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation (the “Debtor”), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation (“FIFS” or “Seller”), FIRST INVESTORS SERVICING CORPORATION, a Delaware corporation (“FISC” or the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC (successor by assignment from Blue Ridge Asset Funding Corporation), a Delaware limited liability company, (“VFCC”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware corporation (successor in interest to Wachovia Securities, Inc., formerly known as First Union Securities, Inc.) (“Wachovia”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).  Capitalized terms used and not otherwise defined herein are used as defined in the Security Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Second Amended and Restated Security Agreement, dated as of March 16, 2006 (as amended, supplemented or restated to the date hereof, the “Security Agreement”);

WHEREAS, the parties hereto desire to amend the Security Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.           Amendments.  Effective as of the Effective Date, the Security Agreement is hereby amended as follows:

(a)           The definition of “Facility Limit” in Section 1.1 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Limit:  $300,000,000.”

(b)           The following definitions are added in alphabetical order to Section 1.1 of the Security Agreement:

(i)            “Shareholder’s Equity: On any date with respect to (a) FIFSG, an amount equal to the Total Assets less the Total Debt and (b) any Person other than FIFSG, such Person’s shareholder’s equity determined in accordance with GAAP, consistently applied.”

(ii)           “Subordinated Debt:  On any date, the aggregate principal amount of any outstanding non-recourse, unsecured subordinated debt owing by FIFSG (including, but not limited to, any shareholder’s loans) that matures more than eighteen (18) months after such date.”

(iii)          “Total Assets:  On any date, an amount equal to the sum of (i) the aggregate amount of assets of FIFSG on such date, determined in accordance with GAAP and (ii) to the extent not included in clause (i), the aggregate amount of Subordinated Debt of FIFSG on such date.”

(iv)          “Total Debt:  On any date, an amount equal to the aggregate amount of liabilities of FIFSG on such date, determined in accordance with GAAP, but excluding the aggregate amount of Subordinated Debt of FIFSG on such date.”

(c)           Section 6.1(z) is hereby amended and restated in its entirety as follows:

“(z)          FIFSG’s Shareholder’s Equity as a percentage of its on-balance portfolio falls below 6.5% measured as of the end of each fiscal quarter of FIFSG, beginning with the first fiscal quarter ending after October 11,  2006; and”.

SECTION 2.           Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by a duly authorized officer of each party hereto and the Debtor shall have taken such other action, including delivery of approvals, consents, opinions, documents, fees and instruments, as the Company and the Administrative Agent may reasonably request.

SECTION 3.           Miscellaneous.

(a)           References in the Security Agreement.  Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Security Agreement as amended hereby.

(b)           Effect on the Security Agreement.  Except as specifically amended hereby, the Security Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Security Agreement, but shall constitute an amendment thereof.

(c)           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d)           Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)           Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(f)            Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Security Agreement.

(g)           GOVERNING LAW.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

FIRST INVESTORS AUTO RECEIVABLES
CORPORATION.

By:
	Name:	Bennie H. Duck
	Title:	Vice President - Treasurer

FIRST INVESTORS FINANCIAL SERVICES, INC.

By:
	Name:	Bennie H. Duck
	Title:	Vice President - Treasurer

FIRST INVESTORS SERVICING CORPORATION

By:
	Name:	Bennie H. Duck
	Title:	Vice President - Treasurer

[Signatures continued on next page]

[Signature page to Amendment Number 1 to the Second Amended and Restated Security Agreement for FIARC]

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

By Wachovia Capital Markets, LLC
as attorney-in-fact

By:
	Name:	Douglas R. Wilson, Sr.
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
	Name:	Sue Dignan
	Title:	Assistant Vice President

[Signatures continued on next page]

[Signature page to Amendment Number 1 to the Second Amended and Restated Security Agreement for FIARC]

Agreed to as of the 11th day of October, 2006

WACHOVIA BANK, NATIONAL ASSOCIATION,
as liquidity agent and sole liquidity provider under the Liquidity Purchase Agreement

By:
Name:
Title:

[End of signatures]

[Signature page to Amendment Number 1 to the Second Amended and Restated Security Agreement for FIARC]